Zevia Announces CFO Transition

Florence Neubauer appointed Interim CFO; Denise Beckles to depart

LOS ANGELES – August 14, 2023 (BUSINESS WIRE) – Zevia PBC (“Zevia” or the “Company”) (NYSE: ZVIA), the company disrupting the liquid refreshment beverage industry with great tasting, zero sugar beverages made with simple, plant-based ingredients, today announced that Florence Neubauer, Zevia’s current Senior Vice President, Financial Planning & Analysis, has been appointed Interim Chief Financial Officer, replacing Denise D. Beckles, who will be leaving the Company effective September 4, 2023, to pursue another opportunity. The Company has launched a formal search process to identify a permanent replacement.

Neubauer has over 25 years of finance and accounting experience in the consumer products industry including extensive experience in beverage. Prior to joining Zevia, she served as Chief Financial Officer of Assouline Publishing, a book publisher and luxury lifestyle company, and held progressive roles of responsibility at PepsiCo, Pernod Ricard and Honeywell. Neubauer holds a French MBA in International Business from ISG Insitut Superieur de Gestion. She will report to Amy Taylor, Zevia’s President and CEO, until a permanent successor is named.

“Zevia has a deep pool of finance and accounting talent,” said Taylor. “We are confident that under Florence’s leadership, working in close partnership with the rest of the team including Hany Mikhail, our Chief Accounting Officer, we will continue to strengthen our business, drive growth and accelerate our path to profitability, capitalizing on the increasing demand for the Zevia brand. We wish Denise well in her future endeavors.”

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as “anticipate,” “believe,” “consider,” “contemplate,” “continue,” “could,’” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “on track,” “outlook,” “plan,” “potential,” “predict,” “project,” pursue,” “seek,” “should,” “target,” “will,” “would,” or the negative of these words or other similar words, terms or expressions with similar meanings. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements contained in this press release relate to, among other things, statements regarding 2023 Guidance and anticipated growth, supply chain service levels and our efforts to resolve supply chain logistics challenges, strategic direction, branding, operating environment, distribution, velocity, pricing and costs. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, the ability to develop and maintain our brand, our ability to successfully execute on our rebranding strategy and cost reduction initiatives, our ability to restore supply chain service levels on the anticipated timeline, product demand, change in consumer preferences, pricing factors, the impact of inflation on our sales growth and cost structure such as increased commodity, packaging, transportation and freight, warehouse, labor and other input costs and other economic, competitive and governmental factors outside of our control, such as pandemics or epidemics, and adverse global macroeconomic conditions, including rising interest rates, instability in financial institutions and a recessionary environment, and geopolitical events or conflicts, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. We do not intend and undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law. Investors are referred to our filings with the U.S. Securities and Exchange Commission for additional information regarding the risks and uncertainties that may cause actual results to differ materially from those expressed in any forward-looking statement.

About Zevia

Zevia PBC, a Delaware public benefit corporation designated as a “Certified B Corporation,” is focused on addressing the global health challenges resulting from excess sugar consumption by offering a broad portfolio of zero sugar, zero calorie, naturally sweetened beverages. All Zevia® beverages are made with a handful of simple, plant-based ingredients, contain no artificial sweeteners, and are Non-GMO Project verified, gluten-free, Kosher, vegan and zero sodium. Zevia is distributed in more than 32,000 retail locations in the U.S. and Canada through a diverse network of major retailers in the food, drug, warehouse club, mass, natural and ecommerce channels.

(ZEVIA-F)

Contacts

Media

Annie Thompson

Edelman Smithfield

713-299-4115

Annie.Thompson@edelmansmithfield.com

Investors

Reed Anderson

ICR

646-277-1260

Reed.Anderson@icrinc.com